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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	September 14, 2004
TEXAS REGIONAL BANCSHARES, INC. (Exact name of registrant as specified in its charter)
Texas (State or other jurisdiction of incorporation)	000-14517 (Commission File Number)	74-2294235 (IRS Employer Identification No.)
P. O. Box 5910 3900 North 10th Street, 11th Floor, McAllen, TX (Address of principal executive offices)		78502-5910 (Zip Code)
Registrant's telephone number, including area code	(956) 631-5400
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01 Other Events.

        On September 14, 2004, Texas Regional Bancshares, Inc. issued a press release announcing that its Board of Directors declared a regular quarterly cash dividend of $0.10 per share payable on October 15, 2004 to common shareholder of record on October 1, 2004. The press release, is attached hereto and filed herewith as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

  (c)
  Exhibits.

  99.1
  Press release of Texas Regional Bancshares, Inc. dated September 14, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS REGIONAL BANCSHARES, INC. (Registrant)
September 14, 2004	By:	/s/ G.E. RONEY Glen E. Roney Chairman of the Board, President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Texas Regional Bancshares, Inc. dated September 14, 2004.

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  Item 8.01 Other Events.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX